Exhibit (a)(1)(v)


               THIS IS NOT A LETTER OF ACCEPTANCE AND TRANSMITTAL


                         NOTICE OF GUARANTEED DELIVERY

                             for Warrants 2005 and

                                Warrants 2008 of

                       MICROCELL TELECOMMUNICATIONS INC.

                   Pursuant to the Offers dated May 17, 2004

                                       of

                               TELUS CORPORATION


 -----------------------------------------------------------------------------
|    THE OFFERS WILL BE OPEN FOR ACCEPTANCE UNTIL 9 P.M. (TORONTO TIME) ON    |
|      JUNE 22, 2004 (THE "EXPIRY TIME"), UNLESS EXTENDED OR WITHDRAWN.       |
 -----------------------------------------------------------------------------

This Notice of Guaranteed Delivery must be used to accept the offers dated May 17, 2004 (the "Offers") made by TELUS Corporation (the "Offeror") for Warrants 2005 and Warrants 2008 (the "Warrants") of Microcell Telecommunications Inc. (the "Company"), if (i) certificates for the Warrants to be deposited are not immediately available; (ii) the holder of Warrants cannot complete the procedure for book-entry transfer of Warrants on a timely basis; or (iii) the holder of Warrants cannot deliver all other required documents to the Depositary no later than the Expiry Time. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the address or facsimile number set out below.

The terms and conditions of the Offers are incorporated by reference in this Notice of Guaranteed Delivery. Capitalized terms used but not defined in this Notice of Guaranteed Delivery which are defined in the Offers to Purchase and accompanying Circular dated May 17, 2004 (the "Offers to Purchase and Circular") have the meanings ascribed to them in the Offers to Purchase and Circular.

TO:      the Depositary, Computershare Trust Company of Canada

By Mail:                  By Registered Mail, by      By Facsimile Transmission:
                          Hand or by Courier:
P.O. Box 7021                                         (416) 981-9663
31 Adelaide St.           E. 100 University Avenue     Attention: Corporate
Toronto, ON M5C 3H2       9th Floor                               Actions
Attention: Corporate      Toronto, ON  M5J 2Y1
           Actions        Attention: Corporate
                                     Actions


If a holder of Warrants wishes to deposit such Warrants pursuant to the Offers and certificates for such Warrants are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary no later than the Expiry Time, those Warrants may nevertheless be deposited under the Offers provided that all of the following conditions are met:

     (a)  the deposit is made by or through an Eligible Institution;

     (b) this Notice of Guaranteed Delivery or a facsimile hereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified below, is received by the Depositary, at the address specified below, no later than the Expiry Time; and

     (c) the certificate(s) representing the deposited Warrants in proper form for transfer or a Book-Entry Confirmation with respect to all deposited Warrants, together with a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Warrants, an Agent's Message), covering the deposited Warrants and all other documents required by the Letter of Acceptance and Transmittal, are received by the Depositary at its office in Toronto at the address specified below no later than 5 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time.

An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP).

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF ACCEPTANCE AND TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE IN THE LETTER OF ACCEPTANCE AND TRANSMITTAL.

DO NOT SEND CERTIFICATES FOR WARRANTS WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR WARRANTS MUST BE SENT WITH YOUR LETTER OF ACCEPTANCE AND TRANSMITTAL.


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


TO:           TELUS CORPORATION

AND TO:       COMPUTERSHARE TRUST COMPANY OF CANADA

The undersigned hereby deposits to the Offeror, upon the terms and subject to the conditions set forth in the Offers to Purchase and Letter of Acceptance and Transmittal, receipt of which is hereby acknowledged, the Warrants listed below, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance - Procedure for Guaranteed Delivery".

-------------------------------- -------------------------------- -------------------- -------------- --------------
   Certificate Number(s)           Name(s) in which Registered    Series of Warrants     Number of       Number of
                                                                   (please check one)    Warrants        Warrants
                                                                                        Represented      Deposited
-------------------------------- -------------------------------- ---------- ---------      by
                                                                     2005     2008      Certificate
-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------

                                                          TOTAL:
                                                                  ---------- --------- -------------- --------------
(If space is insufficient, please attach a list to this Notice of Guaranteed Delivery in the above form.)



______________________________________     ____________________________________
Signature(s) of Holder(s) of Warrants       Address(es)


______________________________________     ____________________________________
Name (please print)

______________________________________     ____________________________________
Date                                         Zip Code/Postal Code

                                           ____________________________________
                                             Telephone Number (business hours)



[ ]      Check if Warrants will be deposited by book-entry transfer.


_________________________________________________
Name of Depositing Institution

_________________________________________________
Account Number

_________________________________________________
Transaction Code Numbers

                                   GUARANTEE
                    (Not to be used for signature guarantee)

The undersigned, an Eligible Institution, guarantees delivery to the Depositary, at its address set forth herein, of the certificate(s) representing the Warrants deposited hereby, in proper form for transfer or a Book-Entry Confirmation with respect to such Warrants, together with a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Warrants, an Agent's Message), covering the deposited Warrants and all other documents required by the Letter of Acceptance and Transmittal no later than 5 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time.

Failure to comply with the foregoing could result in a financial loss to such Eligible Institution.


_________________________________      _________________________________________
Name of Firm                            Authorized Signature

_________________________________      _________________________________________
Address of Firm                         Name (please print)

_________________________________      _________________________________________
                                        Title


_________________________________      _________________________________________
Zip Code/Postal Code                    Date

_________________________________
Telephone Number








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